                                                                    EXHIBIT 4(a)

================================================================================

                                K N ENERGY, INC.

                                       TO


                       CONTINENTAL ILLINOIS NATIONAL BANK
                          AND TRUST COMPANY OF CHICAGO,

                                                  TRUSTEE




                                  -------------

                                    INDENTURE
                          DATED AS OF SEPTEMBER 1, 1988

                                  -------------




================================================================================

                                K N ENERGY, INC.

                              CROSS-REFERENCE TABLE

              (This Cross Reference Sheet shows the location in the
                  Indenture of the provisions inserted pursuant
                       to the Trust Indenture Act of 1939)

                   TIA                                Indenture
                  Section                              Section
                 ---------                            ---------
                 310(a)(1)                              7.10
                    (a)(2)                              7.10
                    (a)(3)                              N.A.
                    (a)(4)                              N.A.
                    (b)                                 7.08, 7.10, 10.02
                    (c)                                 N.A.
                 311(a)                                 7.11
                    (b)                                 7.11
                    (c)                                 N.A.
                 312(a)                                 10.01, 10.02
                    (b)                                 10.03
                    (c)                                 10.03
                 313(a)                                 7.06
                    (b)(1)                              N.A.
                    (b)(2)                              7.06
                    (c)                                 10.03
                    (d)                                 7.06
                 314(a)                                 4.08, 10.04
                    (b)                                 N.A.
                    (c)(1)                              10.04
                    (c)(2)                              10.04
                    (c)(3)                              N.A.
                    (d)                                 N.A.
                    (e)                                 14.05
                    (f)                                 N.A.
                 315(a)                                 7.01(b)
                    (b)                                 7.05, 10.02
                    (c)                                 7.01(a)
                    (d)                                 7.01(c)
                    (e)                                 6.11
                 316(a)(last sentence)                  2.09
                    (a)(1) (A)                          6.05
                    (a)(1) (B)                          6.04
                    (a)(2)                              N.A.
                    (b)                                 6.07
                 317(a)(1)                              6.08
                    (a)(2)                              6.09
                    (b)                                 4.03
                 318(a)                                 14.01

------------
N.A. means Not Applicable.

This cross-reference table shall not, for any purpose, be deemed a part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                                Page
ARTICLE ONE. DEFINITIONS AND INCORPORATION BY REFERENCE...........................................................1
                  Section 1.01.     Definitions...................................................................1
                  Section 1.02.     Rules of Construction........................................................10

ARTICLE TWO. THE SECURITIES......................................................................................11
                  Section 2.01.     Amount Unlimited; Issuable in Series.........................................11
                  Section 2.02.     Execution, Authentication, Delivery and Dating...............................13
                  Section 2.03.     Denominations................................................................15
                  Section 2.04.     Registration, Registration of Transfer and Exchange..........................16
                  Section 2.05.     Mutilated, Destroyed, Lost and Stolen Securities.............................17
                  Section 2.06.     Payment of Interest; Interest Rights Preserved...............................18
                  Section 2.07.     Persons Deemed Owners........................................................20
                  Section 2.08.     Cancellation.................................................................20
                  Section 2.09.     Computation of Interest......................................................21
                  Section 2.10.     Temporary Securities.........................................................21
                  Section 2.11.     Payment to be in Proper Currency.............................................21

ARTICLE THREE. REDEMPTION........................................................................................22
                  Section 3.01.     Applicability of Article.....................................................22
                  Section 3.02.     Election to Redeem; Notices to Trustee.......................................22
                  Section 3.03.     Selection of Securities to be Redeemed.......................................23
                  Section 3.04.     Notice of Redemption.........................................................23
                  Section 3.05.     Effect of Notice of Redemption...............................................24
                  Section 3.06.     Deposit of Redemption Price..................................................25
                  Section 3.07.     Securities Redeemed in Part..................................................25

ARTICLE FOUR. COVENANTS..........................................................................................25
                  Section 4.01.     Payment of Securities........................................................25
                  Section 4.02.     Maintenance of Office or Agency..............................................25
                  Section 4.03.     Money for Securities Payments to be Held in Trust............................26
                  Section 4.04.     Corporate Existence..........................................................28
                  Section 4.05.     Maintenance of Properties....................................................28

                  Section 4.06.     Payment of Taxes and Other Claims............................................28
                  Section 4.07.     Limitation on Liens..........................................................28
                  Section 4.08.     Compliance Certificate.......................................................36
                  Section 4.09.     No Lien Created..............................................................37
                  Section 4.10.     No Conflict..................................................................37
                  Section 4.11.     Availability of Information..................................................37
                  Section 4.12.     Waiver of Certain Covenants..................................................37

ARTICLE FIVE. SUCCESSOR COMPANY..................................................................................38
                  Section 5.01.     When Company May Merge, etc..................................................38
                  Section 5.02.     When Securities Must be Secured..............................................38
                  Section 5.03.     Successor Substituted........................................................39

ARTICLE SIX. DEFAULTS AND REMEDIES...............................................................................39
                  Section 6.01.     Events of Default............................................................39
                  Section 6.02.     Acceleration.................................................................41
                  Section 6.03.     Collection of Indebtedness and Suits for Enforcement by Trustee..............43
                  Section 6.04.     Waiver of Past Defaults......................................................44
                  Section 6.05.     Control by Majority..........................................................45
                  Section 6.06.     Limitation on Suits..........................................................45
                  Section 6.07.     Rights of Holders to Receive Payment.........................................46
                  Section 6.08.     Trustee May Enforce Claims Without Possession of Securities..................46
                  Section 6.09.     Trustee May File Proofs of Claim.............................................47
                  Section 6.10.     Priorities...................................................................48
                  Section 6.11.     Undertaking for Costs........................................................48

ARTICLE SEVEN. TRUSTEE...........................................................................................49
                  Section 7.01.     Duties of Trustee............................................................49
                  Section 7.02.     Rights of Trustee............................................................50
                  Section 7.03.     Individual Rights of Trustee.................................................52
                  Section 7.04.     Trustee's Disclaimer.........................................................52
                  Section 7.05.     Notice of Default............................................................52
                  Section 7.06.     Reports by Trustee to Holders................................................53
                  Section 7.07.     Compensation and Indemnity...................................................53
                  Section 7.08.     Replacement of Trustee.......................................................54
                  Section 7.09.     Successor Trustee by Merger, etc.............................................56
                  Section 7.10.     Eligibility..................................................................56

                  Section 7.11.     Preferential Claims Against Company..........................................57
                  Section 7.12.     Conflicts of Interest........................................................62
                  Section 7.13.     Acceptance of Appointment by Successor.......................................69
                  Section 7.14.     Appointment of Authenticating Agent..........................................71

ARTICLE EIGHT. DISCHARGE OF INDENTURE............................................................................73
                  Section 8.01.     Satisfaction and Discharge of Indenture......................................73
                  Section 8.02.     Termination of Company's Obligations.........................................74
                  Section 8.03.     Certain Obligations Survive..................................................76
                  Section 8.04.     Condition to Discharge.......................................................76
                  Section 8.05.     Application of Trust Money...................................................76

ARTICLE NINE. SUPPLEMENTAL INDENTURES............................................................................76
                  Section 9.01.     Supplemental Indentures Without Consent of Holders...........................76
                  Section 9.02.     Supplemental Indentures With Consent of Holders..............................78
                  Section 9.03.     Execution of Supplemental Indentures.........................................80
                  Section 9.04.     Effect of Supplemental Indentures............................................80
                  Section 9.05.     Conformity with Trust Indenture Act..........................................80
                  Section 9.06.     Reference in Securities to Supplemental Indentures...........................80

ARTICLE TEN. HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...................................................81
                  Section 10.01.    Company to Furnish Trustee Names and Addresses of Holders....................81
                  Section 10.02.    Preservation of Information; Communications to Holders.......................81
                  Section 10.03.    Reports by Trustee...........................................................83
                  Section 10.04.    Reports by Company...........................................................84

ARTICLE ELEVEN. SECURITY FORMS...................................................................................85
                  Section 11.01.    Forms Generally..............................................................85
                  Section 11.02.    Form of Face of Security.....................................................86
                  Section 11.03.    Form of Reverse of Security..................................................89
                  Section 11.04.    Form of Trustee's Certificate of Authentication..............................94

ARTICLE TWELVE. SINKING FUNDS....................................................................................94
                  Section 12.01.    Applicability of Article.....................................................94
                  Section 12.02.    Satisfaction of Sinking Fund Payments with Securities........................95
                  Section 12.03.    Redemption of Securities for Sinking Fund....................................95

ARTICLE THIRTEEN. MEETINGS OF HOLDERS OF SECURITIES..............................................................96
                  Section 13.01.    Purposes of Meetings.........................................................96
                  Section 13.02.    Call, Notice and Place of Meetings...........................................96
                  Section 13.03.    Persons Entitled to Vote at Meetings.........................................97
                  Section 13.04.    Quorum; Action...............................................................97
                  Section 13.05.    Determination of Voting Rights; Conduct and Adjournment of Meetings..........99
                  Section 13.06.    Counting Votes and Recording Action of Meetings.............................100
                  Section 13.07.    Written Consent in Lieu of Meeting of Holders...............................100

ARTICLE FOURTEEN. MISCELLANEOUS.................................................................................101
                  Section 14.01.    Trust Indenture Act Controls................................................101
                  Section 14.02.    Notices.....................................................................101
                  Section 14.03.    No Recourse to Certain Persons..............................................102
                  Section 14.04.    Certificate and Opinion as to Conditions Precedent..........................103
                  Section 14.05.    Statements Required in Certificate or Opinion...............................103
                  Section 14.06.    Form of Documents Delivered to Trustee......................................104
                  Section 14.07.    Acts of Holders.............................................................104
                  Section 14.08.    Governing Law...............................................................105
                  Section 14.09.    No Adverse Interpretation of Other Agreements...............................106
                  Section 14.10.    Effect of Headings and Table of Contents....................................106
                  Section 14.11.    Legal Holidays..............................................................106
                  Section 14.12.    Severability Clause.........................................................106
                  Section 14.13.    Benefits of Indenture.......................................................106
                  Section 14.14.    Successors..................................................................107
                  Section 14.15.    Duplicate Originals.........................................................107

         INDENTURE, dated as of September 1, 1988, between K N Energy, Inc., a Kansas corporation (the "Company"), and Continental Illinois National Bank and Trust Company of Chicago, a national banking association (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

             ARTICLE ONE. DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01. Definitions.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

         "Agent" means any Registrar or Paying Agent.

         "Authenticating Agent" means any Trust Officer or other Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

         "Company" means the party named as such in the first paragraph of this instrument until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter "Company" means the successor.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Officer, and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means the total amount of assets appearing on a consolidated balance sheet of the Company and its Subsidiaries less, without duplication, the following:

                  (a) all current liabilities (excluding any thereof which are extendible or renewable by their terms or replaceable or refundable pursuant to enforceable commitments at the option of the obligor thereon without requiring the consent of the obligee to a time more than 12 months after the time as of which the amount thereof is being computed and excluding current maturities of long-term indebtedness and preferred stock);

                  (b) all reserves for depreciation and other asset valuation reserves but excluding any reserves for deferred Federal income taxes arising from accelerated depreciation or otherwise;

                  (c) all goodwill, trademarks, trade names, patents, unamortized debt discount and expense and other like intangible assets carried as an asset on said balance sheet; and

                  (d) all appropriate adjustments on account of minority interests of other persons holding common stock in any Subsidiary.

Consolidated Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and as of a date not more than 90 days prior to the happening of the event for which such determination is being made.

         "Corporate Trust Office" means the principal office of the Trustee in Chicago, Illinois, at which at any particular time its corporate trust business shall be administered which office at the date of original execution of this Indenture is located at 30 North LaSalle Street, Chicago, Illinois 60697.

         "corporation" includes corporations, associations, companies and business trusts.

         "Default" means any event which is, or after notice or passage of time or both would become, an Event of Default with respect to Securities of a series.

         "Event of Default" has the meaning specified in section 6.01.

         "Funded Indebtedness" means any Indebtedness maturing by its terms (whether pursuant to a sinking fund, mandatory redemption or otherwise) more than one year from the date of determination.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Security Register.

         "Indebtedness" of the Company or a Subsidiary means all items of indebtedness for borrowed funds (other than unamortized debt discount and premium), whether or not secured, which would be included in determining the total liabilities of such Person and would be classified as a liability on the balance sheet of such Person as of the date as of which Indebtedness is to be determined, and shall include, without limitation, (a) indebtedness secured by any mortgage, pledge or other lien or encumbrance of or upon, or any security interest in, any properties or assets owned by such Person and upon which indebtedness such Person customarily pays interest, whether or not the indebtedness secured thereby shall have been assumed, (b) indebtedness incurred by other Persons which is guaranteed as to payment of principal by such Person and (c) indebtedness which is in effect guaranteed by such Person through a contingent agreement to purchase such indebtedness; provided that the term "Indebtedness" of any Person shall not include

                  (i) any indebtedness evidence of which is held in treasury (but the subsequent resale of such indebtedness shall be deemed to constitute the creation thereof), or

                  (ii) any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with a depositary (or set aside and segregated, if permitted by the instrument creating such indebtedness as permitted by the instrument creating such indebtedness), in trust, money (or evidence of such indebtedness as permitted by the instrument creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness, or

                  (iii) any obligation, whether or not secured, which is payable, with respect to principal, premium, if any, and interest, solely from the proceeds of sales of gas, oil or other hydrocarbons or minerals to be produced, sold and delivered by the Company or a Subsidiary, or

                  (iv) except as provided in clause (c) above, any contingent obligation of such Person in respect of indebtedness incurred by other Persons, including, without limitation, agreements to advance or supply funds to or invest in such other Persons, or

                  (v) any guarantees with respect to lease or other similar periodic payments to be made by other Persons, or

                  (vi) any indebtedness incurred to finance oil, gas, hydrocarbon or other mineral exploration or development to the extent that the issuer thereof has outstanding advances to finance oil, gas, hydrocarbon or other mineral exploration or development but only to the extent that such advances are not in default;

provided, however, that, notwithstanding the foregoing, any liability or obligation described in clause (v) above incurred in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to Section 103 of the Internal Revenue Code of 1986, or any successor section, shall be Indebtedness for the purpose of this Indenture.

         "Indenture" means this Indenture as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 2.01.

         "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officer" means the Chairman of the Board, the Vice Chairman, the President, any Vice President, the Treasurer or the Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer (other than the Secretary) and an Assistant Treasurer or Assistant Secretary of the Company.

         "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee, and who may be an employee of or counsel to the Company or the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption, money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 2.05 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder,

                  (a) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that may be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02;

                  (b) the principal amount of a Security denominated in a foreign currency or currencies or currencies as composite currencies shall be the U.S. dollar equivalent, determined by the Company on the date of original issuance of such Security and set forth in an Officers' Certificate, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent determined by the Company on the date of original issuance of such security and set forth in an Officers' Certificate of the amount determined as provided in (a) above) of the Security; and

                  (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 2.01.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.05 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture, as contemplated by Section 2.01.

         "Redemption Price," when used with respect to any security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, as contemplated by Section 2.01.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.01.

         "Responsible Officer," when used with respect to the Trustee, means the Chairman or any Vice Chairman of the Board of Directors, the Chairman or any Vice Chairman of the Executive Committee of the Board of Directors, the Chairman of the Trust Committee, the President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Senior Trust Officer, Trust~Officer or Assistant Trust Officer, the Controller or any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.04.

         "Special Record Date" for the payment of any Defaulted

Interest means a date fixed by the Trustee pursuant to Section 2.06.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subordinated Indebtedness" means indebtedness which by its terms is inferior in right of payment to the Securities in that, among other terms, payment on account of principal of, premium, if any, or interest on, such indebtedness is prohibited (i) unless full payment of amounts then due for principal of, premium, if any, and interest on, the Securities has been made or duly provided for, (ii) if there shall have occurred and be continuing an Event of Default, or (iii) upon (x) any acceleration of payment of principal due on such indebtedness or (y) any payment or distribution of assets of the Company upon any dissolution, total or partial liquidation or reorganization of the Company, unless full payment of amounts then due for principal of, premium, if any, and interest on, the Securities shall first be made or duly provided for.

         "Subsidiary" means a corporation of which 80% or more of the outstanding shares of stock (other than directors' qualifying shares, if any) entitled to vote in the election of directors are owned directly or indirectly by the Company or by one or more of its other Subsidiaries or by the Company in conjunction with one or more of its other Subsidiaries; provided, however, that, notwithstanding the foregoing, such term shall not include any corporation, the principal business of which consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of this Indenture, except as required by
Section 9.05.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "United States" means the United States of America, including its territories and possessions.

         "U.S. Government Obligations" shall mean securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged; or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America. In either case such securities shall not be callable or redeemable at the option of the issuer thereof, and such securities may also include depository receipts issued by a bank or trust company as custodian with respect to any such U.S. Government Obligations or specific payments of interest on or principal of any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipts; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of any such depository receipt from any amount received by the custodian in respect of the U.S. Government obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         Section 1.02. Rules of Construction.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (4)      "or" is not exclusive;

         (5) words in the singular include the plural, and in the plural include the singular;

         (6) the words "herein," "hereof" and "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (7)      provisions apply to successive events and transactions.

                           ARTICLE TWO. THE SECURITIES

         Section 2.01. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limitation upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.04, 2.05, 2.10, 3.07 or 9.06);

                  (3) the date or dates on which the principal of the Securities of the series is payable;

                  (4) the rate or rates, or method by which the rate or rates are determined, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (5) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

                  (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 6.02;

                  (10) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America;

                  (11) if the amount of payments of principal of and any premium and interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined; and

                  (12) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any additional covenant or Event of Default with respect to the series.

         All Securities of any one series shall be substantially identical except as to denomination, interest rate and Maturity and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         Section 2.02. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Vice Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, with respect to Securities of a series constituting a medium term note program, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing; provided, further, notwithstanding the provisions of Section 2.01 and of this Section, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver, the Officers' Certificate otherwise required pursuant to Section 2.01, or the Company Order and Opinion of Counsel otherwise required pursuant to this Section at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 11.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an opinion of counsel stating

                  (a) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 11.01, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         Section 2.03. Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 11.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         Section 2.04. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfer of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.05, 3.07 or 9.06 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on the date of the relevant mailing of notice of redemption, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Section 2.05. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss, or theft of any Security and
(ii) such security of indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.06. Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise provided as contemplated by Section 2.01 with respect to any series of Securities, at the option of the Company, payment of interest on any Security may be, made by check mailed on or before the due date to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account designated by such Person.

         Any interest on any Security of any series which is payable, but is not paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 2.07. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payments of principal of (and premium, if any) and (subject to Section 2.06) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 2.08. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Company unless by a Company Order, the Company shall direct that cancelled Securities be returned to it.

         If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         Section 2.09. Computation of Interest.

         Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

         Section 2.10. Temporary Securities.

         Until definitive Securities of any series are ready for delivery, the Company may prepare and execute and upon Company Order the Trustee shall authenticate and deliver temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series and of like tenor upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 2.11. Payment to be in Proper Currency.

         In the case of any Securities denominated in any currency (the "Required Currency") other than U.S. dollars, except as otherwise provided therein, the obligation of the Company to make any payment of the principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence of willful misconduct. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                            ARTICLE THREE. REDEMPTION

         Section 3.01. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article.

         Section 3.02. Election to Redeem; Notices to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an

Officers' Certificate evidencing compliance with such restriction.

         Section 3.03. Selection of Securities to be Redeemed.

         If less than all the Securities of any series are to be redeemed, the Trustee shall select not more than 45 days prior to the Redemption Date from the Outstanding Securities of such series not previously called for redemption the Securities to be redeemed by a method the Trustee considers fair and appropriate and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         Section 3.04. Notice of Redemption.

         At least 30 days but not more than 45 days before a Redemption Date, a notice of redemption shall be mailed by first-class mail, postage prepaid, to each Holder of Securities to be redeemed at this address appearing in the Security Register.

         The notice shall identify the Securities to be redeemed and shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

         (4) that the redemption is for a sinking fund, if such is the case;

         (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after the Redemption Date; and

         (6) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed.

         Notice of redemption of securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the expense of the Company.

         Section 3.05. Effect of Notice of Redemption.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         Section 3.06. Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         Section 3.07. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                             ARTICLE FOUR. COVENANTS

         Section 4.01. Payment of Securities.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of such series of the Securities and this Indenture.

         Section 4.02.     Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series of securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 4.03. Money for Securities Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

         Section 4.04. Corporate Existence.

         Subject to Article Five, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         Section 4.05. Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         Section 4.06. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax or charge for which the amount, applicability or validity is being contested in good faith by appropriate proceedings.

         Section 4.07. Limitation on Liens.

         Except as hereinafter in this Section 4.07 expressly permitted, so long as any of the Securities remain outstanding, the Company shall not at any time directly or indirectly create, assume or suffer to exist, and shall not cause, suffer or permit any Subsidiary to create, assume or suffer to exist, otherwise than in favor of the Company, any mortgage, pledge or other lien or encumbrance of or upon any of its properties or assets, real, personal or mixed, whether owned at the date of this Indenture or thereafter acquired, or of or upon any income or profits therefrom, without making effective provision, and the Company covenants that in any such case it shall make or cause to be made effective provision, whereby the Securities then outstanding and any other indebtedness of the Company then entitled thereto shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations or indebtedness shall be so secured.

         Nothing in this Section 4.07 shall be construed to prevent the Company or any Subsidiary from creating, assuming or suffering to exist mortgages, pledges, liens, or encumbrances evidencing or securing obligations or leases of the following character to which the provisions of the preceding paragraph shall not be applicable:

                  (a) Any mortgage, pledge, lien or encumbrance:

                           (i) existing on the date of this Indenture; or

                           (ii) existing on any property of a Subsidiary at the
                  time it becomes a Subsidiary; or

                           (iii) existing on any property at the time of the
                  acquisition thereof by the Company or a Subsidiary, whether or not assumed by the Company or such Subsidiary; or

                           (iv) on any property acquired or constructed by the
                  Company or a Subsidiary and created by the Company or such Subsidiary not later than 12 months after the date of such acquisition or the completion of such construction; or

                           (v) arising by reason of deposits with or the giving
                  of any form of security to any governmental agency or any other governmental body created or approved by law or governmental regulation for any purpose at any time in connection with the financing of the acquisition or construction of property to be used in the business of the Company or a Subsidiary; or

                           (vi) created or assumed by the Company or a
                  Subsidiary in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to Section 103 of the Internal Revenue Code of 1986 or any successor section, for the purpose of financing, in whole or in part, the acquisition or construction of property to be used by the Company or a Subsidiary; or

                           (vii) created or assumed by the Company or a
                  Subsidiary on any contract for the sale of any product or service or any rights thereunder or any proceeds therefrom, including accounts and other receivables, related to the operation or use of any property acquired by the Company or a Subsidiary and created not later than 12 months after (x) the date of such acquisition or (y) commencement of full operation of such property, whichever is later; or

                           (viii) created or assumed by the Company or a
                  Subsidiary on oil, gas, hydrocarbon or mineral properties owned or leased by the Company or such Subsidiary to secure loans to the Company or such Subsidiary for the purpose of developing such properties, irrespective of whether the Company or a Subsidiary shall assume or guarantee such loans or otherwise be liable in respect thereof; or

                           (ix) created to effect payments, both with respect to
                  principal, premium, if any, and interest, solely out of the proceeds of gas, oil, hydrocarbons or other minerals to be produced from the property subject thereto and to be sold or delivered by the Company or a Subsidiary; or

                           (x) created by the Company or a Subsidiary on any
                  contract (or any rights thereunder or proceeds therefrom) providing for advance by the Company or such Subsidiary to finance oil, gas, hydrocarbon or other mineral exploration and development, which mortgage, pledge or encumbrance is created to secure indebtedness incurred to finance such advances;

         provided, however, that (A) any mortgage, pledge, lien or encumbrance referred to in clause (iii) or (iv) above shall be limited to the property described therein and any replacements thereof or improvements thereon, and (B) that the principal amount of the indebtedness secured by any mortgage, pledge, lien or encumbrance referred to in clauses
         (iii), (iv), (v) , (vi) and (vii) above, together with all other indebtedness secured by a lien on the property described therein, shall not exceed the purchase price (or the cost of construction, as the case may be) of the property acquired or constructed and any related financing costs;

                  (b) Any refunding or extension of maturity, in whole or in part, of any mortgage, pledge, lien or encumbrance created or assumed in accordance with the provisions of clauses (i), (ii), (iii), (iv),
         (v), (vi), (vii), (viii) and (x) of subdivision (a) above, provided that the principal amount of the indebtedness so secured shall not exceed the principal amount of the indebtedness to be refunded or extended outstanding at the time of such refunding or extension (except that, where an additional principal amount of indebtedness is incurred to provide funds for the completion of a specific project on such property, such additional principal amount, and any related financing costs, may be so secured), and that such refunding or extended mortgage, pledge, lien or encumbrance shall be limited in lien to the same property that secured the mortgage, pledge, lien or encumbrance so refunded or extended;

                  (c) Leases (excluding leases arising out of sale and leaseback arrangements) now or hereafter existing and any renewals or extension thereof;

                  (d) Any lease now or hereafter existing and any renewals or extensions thereof which arise out of the sale and leaseback of property if:

                           (i) the term of such lease is for a temporary period
                  (not exceeding 36 months) by the end of which it is intended that the use of such property by the lessee will be discontinued; or

                           (ii) such lease is in connection with the issuance of
                  debt securities, the interest on which is excludable from gross income of the holder of such security pursuant to
                  Section 103 of the Internal Revenue Code of 1986 or any successor section for the purpose of financing, in whole or in part, the acquisition or construction of property to be used by or for the Company or a Subsidiary; or

                           (iii) the net proceeds of such sale are at least
                  equal to the fair value (as determined by the Board of Directors of the Company) of such property, and (A) the Company promptly gives notice of such sale to the Trustee, and
                  (B) the Company shall, within 120 days after such sale, apply or cause a Subsidiary to apply an amount equivalent to the net proceeds of such sale (to the greatest extent possible) to the redemption of Securities in accordance with the provisions of Article Three and at the applicable Redemption Price, or to the repayment of other Funded Indebtedness of the Company (other than Subordinated Indebtedness), or in part to such redemption and in part to such repayment; provided that in lieu of applying an amount equivalent to all or any part of such net proceeds to such redemption, the Company may, within 75 days after such sale, deliver to the Trustee Securities for cancellation and thereby reduce the amount to be applied to any redemption of Securities by an amount equivalent to the aggregate principal amount of the Securities so delivered; or

                           (iv) such lease arises out of a sale or transfer by a
                  Subsidiary to the Company or to another Subsidiary;

                  (e) Liens reserved in leases for rent and for compliance with the terms of the lease in the case of leasehold estates;

                  (f) Liens arising by reason of deposits with or the giving of any form of security to any governmental agency or any other governmental body created or approved by law or governmental regulation for any purpose at any time as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Company or a Subsidiary to maintain self-insurance or to participate in any fund for liability on any insurance risks or in connection with workmen's compensation, unemployment insurance, old age pensions or other social security or to share in the privileges or benefits required for companies participating in such arrangements;

                  (g) Mechanics' or materialmen's liens or any lien or charge arising by reason of pledges or deposits to secure payment of workmen's compensation or other insurance, good faith deposits in connection with tenders or leases of real estate, bids or contracts (other than contracts for the payment of money), deposits to secure public or statutory obligations, deposits to secure or in lieu of surety, stay or appeal bonds and deposits as security for the payment of taxes or assessments or other similar charges;

                  (h) Liens of taxes and assessments which are not at the time delinquent or which are being contested in good faith by appropriate proceedings by the Company or a Subsidiary;

                  (i) Liens of any uninsured judgments in an aggregate amount not in excess of $500,000, or the lien of any uninsured judgment the execution of which has been stayed or which has been appealed and secured, if necessary, by the filing of an appeal bond;

                  (j) Any obligations or duties, affecting the property of the Company or a Subsidiary, to any municipality or public authority with respect to any franchise, grant, license or permit;

                  (k) Rights reserved to or vested in any municipality or governmental or other public authority or railroad by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to terminate or to require annual or other periodic payments as a condition to the continuance of such right, power, franchise, grant, license or permit.

                  (l) Rights reserved to or vested in any municipality or public authority to control or regulate any property of the Company or a Subsidiary, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Company or such Subsidiary;

                  (m) Liens upon rights-of-way for pipeline purposes and undetermined liens and charges incidental to construction or maintenance;

                  (n) Any irregularities in or deficiencies of title to any right-of-way or pipelines, telephone lines, power lines, water lines and/or appurtenances thereto or other improvements thereon, and to any real estate used or to be used primarily for right-of-way purposes, provided that the Company or a Subsidiary shall have obtained from the apparent owner of the lands or estates therein covered by any such right-of way a sufficient right, by the terms of the instrument granting such right-of-way, to the use thereof for the construction, operation or maintenance of such liens, appurtenances or improvements for which the same are or are to be used, or the Company or such Subsidiary has power under eminent domain or similar statutes to remove such irregularities or deficiencies;

                  (o)(i) Zoning laws and ordinances and (ii) minor defects and irregularities in the titles to any property and liens securing indebtedness neither assumed nor guaranteed by the Company or a Subsidiary nor on which it customarily pays interest existing upon real estate or rights in or relating to real estate (including rights-of-way and easements) acquired by the Company or a Subsidiary for pipeline, metering station or right-of-way purposes, which defects, irregularities and liens do not materially impair the use of the property affected thereby for the purposes for which it is held by the Company or such Subsidiary;

                  (p) Easements, exceptions or reservations in any property of the Company or a Subsidiary granted or reserved for the purpose of pipelines, roads, streets, alleys, highways, railroad purposes, and the removal of oil, gas, hydrocarbon, coal or other minerals, and other like purposes, or for the use of real property or interests therein, facilities and equipment, which do not materially impair the use thereof for the purposes for which it is held by the Company or such Subsidiary, and any and all rents, royalties, reservations, liens, encumbrances, and rights or interests of third parties arising by virtue of any lease or any exploration, development, drilling, unitization, communitization or operating agreement relating to or affecting any oil, gas, hydrocarbon, coal or other mineral properties in which the Company or any Subsidiary has an interest; and

                  (q) Any mortgage, pledge, lien or encumbrance not permitted by clauses (a) through (p) above if at the time of, and after giving effect to, the creation or assumption of any such mortgage, pledge, lien or encumbrance, the sum of (i) all liabilities included on the consolidated balance sheet of the Company and its Subsidiaries representing capitalized lease obligations applicable to leases. arising from sale and leaseback transactions not permuted by clause
         (d), and (ii) the aggregate of all obligations of the Company and its Subsidiaries secured by any mortgages, pledges, liens or encumbrances not permitted by all other clauses of this Section 4.07 does not exceed 5% of Consolidated Net Tangible Assets.

         As used in this Section 4.07, the term "mortgage" or "lien" shall include any security interest, and the term "encumbrance" shall include any type of lease.

         If at any time the Company takes any action or a Subsidiary shall take any action to which the covenant in the first paragraph of this Section 4.07 is applicable, the Company shall promptly deliver to the Trustee an Officers' Certificate, stating that such covenant has been complied with, and an opinion of Counsel, stating that in his opinion such covenant has been complied with and that any instruments executed by the Company or a Subsidiary in the performance of such covenant complied with the requirements thereof.

         In the event that the Company or a Subsidiary shall hereafter secure the Securities equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section 4.07, the Trustee is hereby authorized to enter into an indenture supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the holders of the Securities so secured, equally and ratably with such other obligation or indebtedness.

         Subject to the provisions of Section 7.01, the Trustee may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture or steps to secure the securities equally and ratably comply with the provisions of this Section 4.07.

         Section 4.08. Compliance Certificate.

         Annually, within 120 days after the close of each fiscal year beginning with the fiscal year ending December 31, 1988, the Company shall deliver to the Trustee a certificate (which shall not be deemed to be an Officers' Certificate within the meaning of this Indenture and need not conform to the provisions of
Section 15.05) of an officer (other than the Secretary) and the Secretary or an Assistant Secretary, stating that a review of the activities of the Company and of its Subsidiaries during such year has been made under their supervision with a view to determining whether to the best knowledge of such officers the Company has kept, observed, performed and fulfilled all its covenants, agreements and obligations under Article Four of this Indenture, and that to the best of their knowledge the Company has kept, observed, performed and fulfilled each and every covenant, agreement and obligation on its part under Article Four of this Indenture and that to the best of their knowledge neither the Company nor any Paying Agent of the Company is in Default in the performance, observance or fulfillment of any of the terms, provisions and conditions hereof, and that no Default exists or, if the Company or any Paying Agent shall be so in Default or if any Default exists, specifying all such Defaults, and the nature thereof, of which they may have knowledge.

         Section 4.09. No Lien Created.

         This Indenture and the Securities do not create a lien, charge or encumbrance on the property of the Company or any Subsidiary.

         Section 4.10. No Conflict.

         The delivery and performance of this Indenture and the issuance of the Securities do not conflict with or violate any provisions of the Company's Articles of Incorporation, Bylaws or any other constituent document or agreement to which the Company is a party.

         Section 4.11. Availability of Information.

         From time to time, whenever reasonably requested by the Trustee, the Company will furnish or make available to the Trustee such information as may be necessary to permit the Trustee to carry out its duties hereunder in addition to any information which the Company is specifically required to furnish pursuant to this Indenture.

         Section 4.12. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 4.01 to 4.11, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                         ARTICLE FIVE. SUCCESSOR COMPANY

         Section 5.01. When Company May Merge, etc.

         The Company may consolidate with or merge into, or transfer all or substantially all of its assets to, one or more other entities if:

         (1) the corporation or other successor entity formed by or surviving such transaction, in the case of a consolidation or merger, and the transferee, in the case of a transfer, assumes by supplemental indenture all the obligations of the Company under all of the Securities and this Indenture;

         (2) immediately after giving effect to the transaction, no Default would occur and be continuing;

         (3) the corporation or other successor entity formed by or surviving such transaction, in the case of a consolidation or merger, and the transferee, in the case of a transfer, is organized under the laws of the United States or any state thereof; and

         (4) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Subject to the provision of Section 7.01, the Trustee may receive such opinion of Counsel and Officers' Certificate as conclusive evidence with respect to the matters therein set forth.

         Section 5.02. When Securities Must be Secured.

         If upon any consolidation, merger or transfer, any properties or assets of the Company would become subject to any mortgages, pledges, liens or encumbrances (other than mortgages, pledges, liens or encumbrances of the types which such other corporation would have been permitted to create or assume under any subdivisions (a)(v), (a)(vi), (a)(viii), (a) (x) and (c) to (p), inclusive, of Section 4.07), the

Company by supplemental indenture shall secure the Securities equally and ratably with any other indebtedness of the Company entitled thereto by a direct lien on all such properties and assets of the Company prior to all liens other than theretofore existing thereon prior to such consolidation, merger or transfer.

         Section 5.03. Successor Substituted.

         Upon any consolidation by the Company with or merger by the Company into any other corporation or other entity or any transfer of the assets of the Company substantially as an entirety in accordance with Section 5.01, the successor corporation or other entity formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or other entity had been named as the Company herein, and thereafter the predecessor shall be relieved of all obligations and covenants under this Indenture and the Securities and may liquidate and dissolve.

                       ARTICLE SIX. DEFAULTS AND REMEDIES

         Section 6.01. Events of Default.

         "Event of Default," whenever used herein with respect to Securities of any series, means any one of the following events:

         (1) default in the payment of any interest on any Security of that series when the same becomes due and payable, and the default continues for a period of 30 days; or

         (2) default in the payment of the principal of, or premium, if any, on, any Security of that series at its Maturity, upon redemption or otherwise; or

         (3) default in the payment of any sinking fund payment, when and as due by the terms of a Security of that series; or

         (4) the Company fails to observe and perform any other of the covenants or agreements on the part of the Company in respect of the Securities of that series in this Indenture for a period of 90 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Company remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Securities of that series at the time Outstanding; or

         (5) an event of default, as defined in any mortgage, indenture or instrument under which there is or may be issued Funded Indebtedness of the Company or any Subsidiary in a principal amount exceeding $2,000,000, shall occur with the result that such Funded Indebtedness shall have been declared due and payable prior to the date on which it would otherwise become due and payable or the Company or any Subsidiary shall fail to pay or refund any Funded Indebtedness in a principal amount in excess of $2,000,000 within 60 days after the maturity or extended maturity of such Funded Indebtedness, but if any such default or failure is cured by the Company or such Subsidiary or is waived by the specified percentage of holders of such mortgage, indenture or instrument entitled to so waive, then the Event of Default under this Indenture by reason of such default shall be deemed to have been cured; or

         (6)      the entry by a court having jurisdiction in the premises of
                  (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

         (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the, admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (8) any other Event of Default provided with respect to Securities of that series.

         Section 6.02. Acceleration.

         If an Event of Default described in clause (1), (2), (3), (4) or (8) of
Section 6.01 with respect to Securities of any series at the time outstanding occurs and is continuing, then in every such case, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount of such Securities (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) and accrued interest, if any, on all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and accrued interest, if any, shall become immediately due and payable. If an Event of Default described in clause (5), (6) or (7) of Section 6.01 occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of all the securities then Outstanding (treated as one class) may declare the principal amount (or, if any such Securities are original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of and accrued interest, if any, or, all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders) and upon any such declaration such principal amount (or specified portion thereof) and accrued interest, if any, shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities of that series (or of all the Securities, as the case may be) then Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series (or of all the Securities, as the case may be);

                           (B) the principal of (and premium, if any, on) any
                  securities of that series (or of all the Securities, as the case may be) which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest
                  at the rate or rates prescribed therefor in such Securities; and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  and

                  (2) all Events of Default, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.04.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 6.03. Collection of Indebtedness and Suits for Enforcement by
                       Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any interest on any of the Securities of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) the Securities of such series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of such series, the whole amount then due and payable on all Securities of such series for principal (and premium, if any) or interest, as the case may be, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such securities and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.04. Waiver of Past Defaults.

         Prior to the declaration of acceleration of the Securities of any series as provided in Section 6.02, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clause (1), (2), (3), (4) or (8) of
Section 6.01 (or, in the case of an Event of Default specified in clause (5), (6) or (7) of Section 6.01, the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (treated as one class) may waive any such default or Event of Default), and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 6.05. Control by Majority.

         The Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected (treated as one class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 6.06. Limitation on Suits.

         No Holder of any Security of any series shall have the right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Securities of that series (or, in the case of any proceeding relating to or arising under clause (5), (6) or (7) of
         Section 6.01, 25% in aggregate principal amount of all Securities) Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 90-day period pursuant to Section 6.05;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         Section 6.07. Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 2.06) interest on such Security on the Stated Maturity or Maturities expressed in such Security, (or, in the case of redemption, on the Redemption Date) and to bring suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

         Section 6.08. Trustee May Enforce Claims Without Possession of
                       Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 6.09. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor of their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.10. Priorities.

         If the Trustee collects any money pursuant to this Article, it shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal, or premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:            to the payment of all amounts due the Trustee under
                           Section 7.07;

         SECOND: to the payment of the amounts then due and unpaid for principal of, premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

         THIRD: to the payment of the remainder, if any, to the Company, its successors or assigns, or whomsoever may lawfully be entitled thereto, or as a court of competent jurisdiction may determine.

         The Trustee may fix a record date for any such payment to Holders of any Security.

         Section 6.11. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit, other than the Trustee, of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to any suit instituted by the Company, any suit instituted by the Trustee, any suit instituted by a Holder pursuant to Section
6.07 or any suit instituted by Holders of more than 25% in aggregate principal amount of Securities of any series (or, in the case of any suit relating to or arising under clause (5), (6) or (7) of Section 6.01, 25% in aggregate principal amount of all Securities) Outstanding.

                             ARTICLE SEVEN. TRUSTEE

         Section 7.01. Duties of Trustee.

         (a) If an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall with respect to the Securities of such series exercise such of its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default with respect to Securities of any series:

                  (1) The Trustee undertakes to perform only such duties as are specifically set forth in this Indentures, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall be under a duty to examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph (c) does not limit the effect of paragraph
         (b) of this Section.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series, determined as provided in Section
         6.05 or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

                  (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         Section 7.02. Rights of Trustee.

         Subject to the provisions of Section 7.01:

         (a) the Trustee may relay and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the right or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 7.03. Individual Rights of Trustee.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 7.11 and 7.12, may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee.

         Section 7.04. Trustee's Disclaimer.

         The recitals contained herein and in the Securities, except in the Trustee's certificates of authentication, shall be taken as the statement of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the securities. The Trustee or any Authenticating Agent shall not be accountable for the Company's use or application of the proceeds from the Securities.

         Section 7.05. Notice of Default.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in clause (4) of Section 6.01 with respect to Securities of such series, no such notice to

Holders shall be given until at least 30 days after the occurrence thereof.

         Section 7.06. Reports by Trustee to Holders.

         The Trustee shall prepare and forward reports to all Holders as provided in Section 10.03.

         Section 7.07. Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder. The Trustee's compensation shall not be limited by any law on compensation of a Trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

         Except as otherwise provided in this Section 7.07, the Company shall indemnify the Trustee against any loss, liability or expense arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement without its consent.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

         To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities, on all money or property held or collected by the Trustee, except that held in trust to pay the principal of, premium, if any, and interest on, particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, such expenses and compensation of the Trustee for such services are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 7.08. Replacement of Trustee.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.13.

         (b) The Trustee may resign at any time with respect to the securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee require by Section 7.13 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 7.12 (a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 7.10 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 7.13. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 7.13, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.13, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         If at the time a successor to the Trustee succeeds to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, the successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver the Securities so authenticated. If at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate the Securities either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee. In all such cases the certificate of authentication shall have the same force and effect which the provisions of the Securities or this Indenture provide that certificates of authentication of the Trustee shall have, except that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 7.09. Successor Trustee by Merger, etc.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 7.10. Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the United States. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.11. Preferential Collection of Claims Against Company.

         (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition

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


         thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such

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



substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre- existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture Securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

                  (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

         (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

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



                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

         (c) For the purposes of this Section only:

                  (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                  (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                  (5) the term "Company" means any obligor upon the Securities; and

                  (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act of Title 11 of the United States Code.

         Section 7.12. Conflicts of Interest.

         (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

         (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

         (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

                  (1) the Trustee is trustee under this Indenture with respect to the outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this indenture, provided that there shall be excluded from the operation of this paragraph the Indenture between the Company and Continental Illinois National dank and Trust Company of Chicago, as trustee, dated as of February 1, 1948, as supplemented by Supplemental Indentures dated as of January 1, 1975, January 1, 1976, April 1, 1978, and April 1, 1980, pursuant to which the Company issued its 9 7/8%, 9%, 8 1/2% and 12% Sinking Fund Debentures due January 1, 1995, January 1, 1996, April 1, 1998 and April 1, 2000, and the Indenture between the Company and Continental Illinois National Bank and Trust Company of Chicago, as trustee, dated as of October 1, 1982, pursuant to which the company issued its 13% Sinking Fund Debentures due October 1, 2002, or any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                           (i) this Indenture and such other indenture or
                  indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the TIA, unless the Commission shall have found and declared by order pursuant to
                  Section 305 (b) or Section 307(c) of the TIA that differences exist between the provisions of this Indenture with respect to Securities of that series and one or sore other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

                  (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

                  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive office, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and
         (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                  (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof,

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



         or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

                  (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

         The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

         For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this

Indenture irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

         (d) For the purposes of this Section:

                  (1) The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from a underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                  (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporate or unincorporated.

                  (3) The term "person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                  (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                  (5) The term "Company" means any obligor upon the Securities.

                  (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                  (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                  (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                  (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other, kind of security.

                  (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                           (i) securities of an issuer held in a sinking fund
                  relating to securities of the issuer of the same class;

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



                           (ii) securities of an issuer in a sinking fund
                  relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise:

                           (iii) securities pledged by the issuer thereof as
                  security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                           (iv) securities held in escrow if placed in escrow by
                  the issuer thereof;

         provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                  (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         Section 7.13. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such

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



retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept is appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 7.14. Appointment of Authenticating Agent.

         At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.05, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's

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


certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                          CONTINENTAL ILLINOIS NATIONAL
                             BANK AND TRUST COMPANY
                             OF CHICAGO,
                                             as Trustee

                          By
                            --------------------------------------
                                  as Authenticating Agent

                          By
                            --------------------------------------
                                     Authorized Officer

                      ARTICLE EIGHT. DISCHARGE OF INDENTURE

         Section 8.01. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.05 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 4.03) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07, the obligations of the Trustee to any Authenticating Agent under Section 7.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 8.05 and the last paragraph of Section 4.03 shall survive.

         Section 8.02. Termination of Company's Obligations.

         Subject to Sections 8.03 and 8.04, the Company may terminate all of its obligations under this Indenture and the Securities with respect to the Securities of any series if the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations the principal of and interest on which are sufficient (without reinvestment and assuming no tax liability will be imposed on the Trustee) to pay principal (and premium, if any) and interest on the Securities to Maturity or redemption, as the case may be.

         However, such termination shall not become effective until the later of the ninety-first day following such deposit or the first day on which there is not a continuing Event of Default described in Section 6.01(6) or 6.01(7) (without giving effect to the period of time set forth therein). Moreover, such termination shall not relieve the Company of its obligations under such Securities and this Indenture to pay when due the principal of (and premium, if any) and interest on the Securities if such Securities are not paid or not considered paid when due from the money or U.S. Government Obligations so deposited (and the proceeds thereof).

         The Company will make any necessary arrangements for the redemption of the Securities at a future date in accordance with Article Eleven.

         After a deposit is made in accordance with this Section 8.02 with respect to any series and the termination of obligations with respect to that series becomes effective:

                  (a) the Trustee (with respect to that series only) and each Holder of the Securities of that series shall no longer be entitled to the benefit of and security under this Indenture except as provided in
         Section 8.03; and

                  (b) the Trustee shall:

                           (1) acknowledge in writing the termination of the
                  Company's obligations with respect to the Securities of that series except for the surviving obligations provided in
                  Section 8.03; and

                           (2) execute, deliver and file any instrument
                  necessary or appropriate to effect such termination and release of such obligations of the Company.

         Section 8.03. Certain Obligations Survive.

         The Company's obligations in Sections 2.03, 2.05, 2.06, 4.01, 4.02, 4.03, 7.07, 7.08, 7.09, 7.10 and Article Twelve shall survive until the Securities are no longer Outstanding. Thereafter, the Company's obligation in
Section 7.07 shall survive.

         Section 8.04. Condition to Discharge.

         The Company shall not be entitled to deposit cash or U.S. Government Obligations with the Trustee and terminate its obligations with respect to any Securities in accordance with Section 8.02, unless the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and termination and (ii) such Holders (and future Holders of such Securities) will be subject to tax in the same manner as if such deposit and termination had not occurred.

         Section 8.05. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 4.03, the Trustee shall hold in trust all money or U.S. Government Obligations deposited with it pursuant to this Article Eight. The Trustee shall apply the deposited money and the money from U.S. Government Obligations either directly or through any Paying Agent (including the Company acting as its own Paying Agent) and in accordance with this Indenture to the payment to the Persons entitled thereto of the principal of, premium, if any, and interest on, for whose payment such money has been deposited with the Trustee. The Trustee and each Paying Agent shall promptly pay to the Company upon Company Request any excess money or U.S. Government Obligations held by them at any time.

                      ARTICLE NINE. SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Defaults; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there are no Securities outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to secure the Securities pursuant to the requirements of
         Section 4.07 or 5.02 or otherwise; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 11.01 and 2.01; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.13(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (10) to provide for the issuance under this Indenture of Securities of any series payable as to principal or premium, if any, or interest in any foreign currency or currencies (including without limitation European Currency Units), to provide for the payment for Securities of any series with any such currency or currencies and, if the currency for which Securities of any series may be purchased, or in which the principal of or any interest thereon may be payable, is at the purchaser's election, then to provide for the manner in which any such election may be made, and to make all appropriate changes for any such purpose.

         Section 9.02. Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture (treated as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02, or change any Place of Payment where, or the coin or currency or composite currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the redemption Date), or

                  (2) reduce the percentage in aggregate principal amount of the Outstanding Securities of any series or of all series (treated as one class), as the case may be, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in the Indenture; or

                  (3) modify any of the provisions of this Section, Section 4.12 or Section 6.04, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 4.12, or the deletion of this proviso, in accordance with the requirements of Sections 7.13(b) and 9.01(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.03. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

         Section 9.06. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series and of like tenor.

                   ARTICLE TEN. HOLDERS' LISTS AND REPORTS BY
                               TRUSTEE AND COMPANY

         Section 10.01. Company to Furnish Trustee Names and Addresses of
Holders.

         The Company will furnish or cause to be furnished to the Trustee

         (a) semi-annually, not later than January 15 and July 15 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding January 1 or July 1, as the case may be, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than, 15 days prior to the time such list is furnished;

provided that if and so long as the Trustee shall be the Security Registrar, such list need not be furnished.

         Section 10.02. Preservation of Information; Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 10.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 10.01 upon receipt of a new list so furnished.

         (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants proposed to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 10.02(a), or

                  (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 10.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 10.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order to declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 10.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 10.02(b).

         Section 10.03. Reports by Trustee.

         (a) On or before August 1 in each year following the date hereof, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of the next preceding June 1 with respect to:

                  (1) its eligibility under Section 7.10 and its qualifications under Section 7.12, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                  (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                  (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 7.13(b)(2), (3), (4) or (6);

                  (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (5) any additional issue of Securities which the Trustee has not previously reported; and

                  (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 7.02.

         (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         Section 10.04. Reports by Company.

         The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission

                         ARTICLE ELEVEN. SECURITY FORMS

         Section 11.01. Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
2.02 for the authentication and delivery of such Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 11.02. Form of Face of Security.

         [If the Security is an Original Issue Discount Security, insert -- FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF
ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS    % OF ITS PRINCIPAL AMOUNT, THE
ISSUE DATE IS           , 19  . THE YIELD TO MATURITY IS    %. THE METHOD USED
TO DETERMINE THE YIELD IS THE            METHOD AND THE AMOUNT OF ORIGINAL ISSUE
DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD FROM THE DATE OF ISSUANCE OF
THIS SECURITY TO                , 19        IS          % OF THE PRINCIPAL
AMOUNT OF THIS SECURITY.]

                                K N ENERGY, INC.

                          [Insert Title of Securities]

No.                                                              $

         K N Energy, Inc., a corporation duly organized and existing under the laws of Kansas (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received,
hereby promises to pay to          , or registered assigns, the principal sum of

Dollars on              [if the Security is to bear interest prior to Maturity,
insert -- , and to pay interest thereon from                   or from the most
recent Interest Payment Date to which interest has been paid or duly provided
for, [semi-annually in arrears on                and              in each year]
[annually in arrears on              in each year], commencing                ,
at the rate of   % per annum, until the principal hereof is paid or made
available for payment [if applicable, insert -- , and (to the extent that the
payment of such interest shall be legally enforceable) at the rate of    % per
annum on any overdue principal and premium, if any, and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date
for such interest, which shall be [      or      ] (whether or not a Business
Day) [,as the case may be,] next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Security is not to bear interest prior to Maturity insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated maturity and in such case the overdue principal of this Security shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the
rate of    % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any) and if applicable insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______________, [insert place of payment and, if applicable, also insert -- or, at the option of the holder hereof, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York] in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided however, that at the option of the Company payment of interest may be made by check mailed on or before the due date to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account designated by such person.]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                           K N ENERGY, INC.

                                           By
                                             ----------------------------------

ATTEST:


--------------------------------
Secretary

         Section 11.03. Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 1, 1988 (herein called the "Indenture"), between the Company and Continental Illinois National Bank and Trust Company of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in
aggregate principal amount to $       ].

         [If applicable, insert -- The Securities of this series are not redeemable, in whole or in part, prior to the Stated Maturity thereof.]

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert --
(1) on            in any year commencing with the year          and ending with
the year           through operation of the sinking fund for this series at a
Redemption Price equal to 100% of the principal amount, and (2)] at any time [on
or after             , 19   ], as a whole or in part, at the election of the
Company, at the
following Redemption Prices (expressed as percentages of the principal amount):
If redeemed [on or before              ,     %, and if redeemed] during the
12-month period beginning                  of the years indicated,


                Redemption                                   Redemption
Year               Price                     Year               Price
----            ----------                   ----            ----------





and thereafter at a Redemption Price equal to      % of the principal amount,
together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable insert -- The Securities of this series are subject to
redemption upon not less than 30 days' notice by mail, (1) on      in any year
commencing with the year       and ending with the year      through operation
of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal
amount) set forth in the table below, and (2) at any time [on or after        ],
as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund(expressed as percentages of the principal amount) set forth in the table below: If redeemed
during the 12-month period beginning     of the years indicated,

                      Redemption Price                 Redemption Price
                       For Redemption              For Redemption Otherwise
                      Through Operation             Than Through Operation
Year                 of the Sinking Fund              of the Sinking Fund
----                 -------------------           ------------------------








and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [Notwithstanding the foregoing, the Company may not, prior to       ,
redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of any refunding operation by the application of the proceeds of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less
than         % per annum.)

         [The sinking fund for this series provides for the redemption on
               in each year beginning with the year       and ending with the
year          of [not less than] $      [("mandatory sinking fund") and not more
than $ ] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through (mandatory) sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made.]

         In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         [If the Security is not an Original Issue Discount Security. -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of and accrued interest on the securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security. -- If an
Event of Default with respect to securities of this series shall occur and be continuing, an amount of principal of and accrued interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount.] Upon payment (i) of the amount of principal and accrued interest, if any, so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of all series to be affected (treated as one class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series (or, in some cases, of all of the Securities) at the time Outstanding, on behalf of the Holders of all Securities of such series (or of all of the securities, as the case may be), to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $_______________ and any integral multiple thereof [except as such amounts may be adjusted following a partial redemption and related selections under Article Three of the Indenture]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Section 11.04. Form of Trustee's Certificate of Authentication.

         This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                    CONTINENTAL ILLINOIS NATIONAL
                                     BANK AND TRUST COMPANY
                                     OF CHICAGO,
                                                 as Trustee

                                    By
                                      ----------------------------
                                         Authorized Officer


                          ARTICLE TWELVE. SINKING FUNDS

         Section 12.01. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum-amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         Section 12.02. Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 12.03. Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a Company Order specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, if the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.06 and 3.07.

              ARTICLE THIRTEEN. MEETINGS OF HOLDERS OF SECURITIES

         Section 13.01. Purposes of Meetings.

         A meeting of Holders of Securities of any or all series, as the case may be, may be called at any time and from time to time pursuant to the terms of this Article Thirteen for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Securities of any or all series, as the case may be, pursuant to the provisions of Article Six;

                  (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of a percentage in aggregate principal amount of the Securities of any or all series, as the case may be, under any other provisions of this Indenture or under applicable law.

         Section 13.02. Call, Notice and Place of Meetings.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any or all series, as the case may be, for any purpose specified in Section 13.01, to be held at such time and at such place in the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any or all series, as the case may be, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 14.02, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee to call a meeting of the Holders of such Securities for any purpose specified in Section 13.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after receipt of such request, then the Company or the Holders of such Securities in the amount above specified, as the case may be, may determine the time and the place in the United States for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

         Section 13.03. Persons Entitled to Vote at Meetings.

         To the entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of the series with respect to which the meeting is called or, should the meeting be called with respect to the Securities of all series, a Holder of one or more Securities of any series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more such Outstanding Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 13.04. Quorum; Action.

         The Persons entitled to vote a majority in principal amount of the Securities of a series (or of all the Securities, as the case may be) Outstanding shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Securities of a series (or of all the Securities, as the case may be) Outstanding, the Persons entitled to vote 66 2/3% in principal amount of the Securities of such series (or of all the Securities, as the case may be) Outstanding shall constitute a quorum. In the absence of a quorum within

30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of such Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Securities of such series (or of all the Securities, as the case may be) Outstanding which shall constitute a quorum.

         Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Securities of that series (or of all the Securities, as the case may be) Outstanding: provided, however, that, except as limited by the proviso to Section 9.02, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Securities of a series (or of all the Securities, as the case may be) Outstanding may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of such Outstanding securities; and provided, further, that, except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Securities of a series (or of all the Securities, as the case may be) Outstanding may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of such Outstanding Securities.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any or all series, as the case may be, duly held in accordance with this Section shall be binding on all the Holders of such Securities whether or not present or represented at the meeting.

         Section 13.05. Determination of Voting Rights; Conduct and Adjournment
                        of Meetings.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities of the series with respect to which the meeting is called and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 14.07 and the appointment of any proxy shall be proved in the manner specified in Section 14.07. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 14.07 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 13.02(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security or proxy entitled to vote as provided in this Article shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (d) Any meeting of Holders of Securities duly called pursuant to
Section 13.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting; and the meeting may be held as so adjourned without further notice.

         Section 13.06. Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or proxies entitled to vote thereat and the principal amounts and serial numbers. of the Outstanding securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.02 and, if applicable, Section 13.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 13.07. Written Consent in Lieu of Meeting of Holders.

         The written authorization or consent of the requisite percentage of Holders herein provided, entitled to vote at any such meeting, evidenced as provided in Section 14.07 and filed with the Trustee, shall be effective in lieu of a meeting of Holders, with respect to any matter provided for in this Article Thirteen.

                         ARTICLE FOURTEEN. MISCELLANEOUS

         Section 14.01. Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies, or conflicts with another provision hereof which is required to be included in this Indenture by the TIA, the required provision shall control.

         Section 14.02. Notices.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Department, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at P.O. Box 15265, Lakewood, Colorado 80215, or at any other address previously furnished in writing to the Trustee by the Company.

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (b) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         (c) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification, for every purpose hereunder.

         Section 14.03. No Recourse to Certain Persons.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or such successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, past, present or future, of the Issuer or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom: and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

         Section 14.04. Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Section 14.05. Statements Required in Certificate or Opinion.

         Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Persons signing such certificate or opinion has read such covenant or condition and any definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         Section 14.06. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Section 14.07. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents, duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such security.

         Section 14.08. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         Section 14.09. No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 14.10. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 14.11. Legal Holidays.

         In any case where any Interest Payment Date, redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         Section 14.12. Severability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 14.13. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 14.14. Successors.

         All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns whether so expressed or not.

         Section 14.15. Duplicate Originals.

         The parties may sign any number of copies of this Indenture. One signed copy shall be enough to prove this Indenture.

                                   SIGNATURES




Dated:                                  K N ENERGY, INC.


September 23, 1988                      By /s/ E.W. LUNDHAGEN
                                          ---------------------------
                                           Vice President


                                                               (SEAL)

ATTEST:

 /s/ ROBERT C. MCHUGH
----------------------
Secretary



Dated:                                  CONTINENTAL ILLINOIS NATIONAL
                                             BANK AND TRUST COMPANY
                                             OF CHICAGO,
                                                             TRUSTEE


September 23, 1988                      By /s/ [ILLEGIBLE]
                                          -------------------------
                                           Vice President

                                                              (SEAL)

ATTEST:


 /s/ [ILLEGIBLE]
----------------------
Trust Officer


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